EXHIBIT 99
                 PRESS RELEASE OF WEBSTER CITY FEDERAL BANCORP


                                                                     Aug 6, 2004
                                                           FOR IMMEDIATE RELEASE

                                           Contact: Phyllis A. Murphy, President
                                                     and Chief Executive Officer
                                                              Tel (515) 832-3071



                          WEBSTER CITY FEDERAL BANCORP
                        SECOND QUARTER 2004 EARNINGS NEWS


Webster City Federal Bancorp reported consolidated net earnings of $274,500 or $.07 per share for the quarter ended June 30, 2004 compared to $300,800 or $.08 per share for the quarter ended June 30, 2003.

Total assets of the Company for the quarter ended June 30, 2004 were $104,796,000 compared to $104,753,000 for the same period ended June 30, 2003.

Interest income decreased by $103,200 for the three months ended June 30, 2004 compared to the same period ending June 30, 2003. The decrease in interest income was due to a decrease of 25 basis points in the average yield on interest earning assets and a decrease of $2.7 million in the average balance of interest earning assets from the quarter ended June 30, 2003.

Interest expense decreased by $89,000 for the three months ended June 30, 2004. This decrease was due in part to a 44 basis point decrease in deposit rates.

Stockholder's equity decreased by $80,100 to $22.6 million at June 30, 2004 from the year ended December 31, 2003. Earnings of $563,000 for the first half of 2004 were offset by two quarterly dividends of $500,600 and a decrease of $141,000 in the unrealized gain on securities available for sale.

The asset quality of the Company remains strong, with reserves allocated in an amount the Company believes to be adequate to absorb probable losses.

Webster City Federal Bancorp is the holding company for Webster City Federal Savings Bank and Security Title & Abstract, Inc. The Company's stock trades under the Nasdaq symbol of WCFB.

Safe Harbor Statement
---------------------

This news  release  and  other  releases  and  reports  issued  by the  Company, including reports to the Securities and Exchange Commission, may contain "forward-looking statements". The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Reform Act of 1995, and is including this statement for purposes of these safe harbor provisions.

                  Webster City Federal Bancorp and Subsidiaries

                           Consolidated Balance Sheets

                                                                         June     December 31,
                                                                         2004             2003
                                                                -------------    -------------
Assets                                                            (Unaudited)

Cash and cash equivalents                                       $   3,442,826    $   3,430,915
Time deposits in other financial institutions                      12,768,000       12,273,000
Securities available-for-sale                                      12,950,744       13,627,119
Securities held-to-maturity                                         3,699,067        3,478,632
    (market value of $3,678,797 and $3,566,728, as of
     June 30, 2004 and Decemeber 31, 2003, respectively.)
Loans receivable, net                                              69,032,794       69,028,234
Federal Home Loan Bank (FHLB) stock, at cost                          555,500          555,400
Bankers' Bank stock, at cost                                          147,500          147,500
Office property and equipment, net                                    655,433          692,976
Deferred taxes on income                                              422,851          339,000
Accrued interest receivable                                           511,860          498,603
Prepaid expenses and other assets                                     609,129          681,154
                                                                -------------    -------------
      Total assets                                              $ 104,795,704    $ 104,752,533
                                                                =============    =============


Liabilities and Stockholders' Equity

Deposits                                                        $  70,978,356    $  70,855,734
Federal Home Loan Bank advances                                     9,700,000        9,700,000
Advance payments by borrowers for
    taxes and insurance                                               366,596          314,758
Accrued interest payable                                               20,895           30,295
Current income taxes payable                                           10,681           76,611
Accrued expenses and other liabilities                              1,139,943        1,117,061
                                                                -------------    -------------
      Total liabilities                                         $  82,216,471    $  82,094,459
                                                                -------------    -------------


Stockholders' Equity

Serial preferred stock, $0.10 par value                                    --               --
     Authorized 10,000,000 shares; issued none
Common stock,  $.10 par value.  20,000,000 shares authorized:   $     430,123    $     430,123
    4,301,228 issued and 3,772,372 outstanding at
    June 30, 2004 and at December 31, 2003
Additional paid-in capital                                          9,439,592        9,439,592
Retained earnings, substantially restricted                        16,689,747       16,627,337
Unrealized (loss) gain on securities available-for-sale               (98,851)          42,400
Treasury stock, 528,856 shares as of June 30, 2004                 (3,881,378)      (3,881,378)
     and December 31, 2003, respectively
                                                                -------------    -------------

      Total stockholders' equity                                   22,579,233       22,658,074
                                                                -------------    -------------

      Total liabilities and stockholders' equity                $ 104,795,704    $ 104,752,533
                                                                =============    =============

See accompying notes to consolidated financial statements.

                  Webster City Federal Bancorp and Subsidiaries

                      Consolidated Statements of Operations
                                   (Unaudited)

                                             For the Three Mo           For the Six Months
                                                Ended June 30,            Ended June 30,
                                           -----------------------   -----------------------
                                              2004         2003         2004         2003
                                           ----------   ----------   ----------   ----------
Income
------

Interest Income:
   Loans receivable                       $1,116,282   $1,229,392   $2,248,043   $2,526,417
   Mortgage-backed & related securities       36,313       30,952       73,362       66,738
   Investment securities                     139,582      143,326      272,735      249,622
   Other interest earning assets             111,346      103,030      216,097      225,638
                                          ----------   ----------   ----------   ----------
      Total interest income                1,403,523    1,506,700    2,810,237    3,068,415
                                          ----------   ----------   ----------   ----------

Interest Expense:
   Deposits                                  386,394      474,616      782,861      965,326
   FHLB advances                             125,601      126,376      238,214      251,364
                                          ----------   ----------   ----------   ----------
      Total interest expense                 511,995      600,992    1,021,075    1,216,690
                                          ----------   ----------   ----------   ----------
   Net interest income                       891,528      905,708    1,789,162    1,851,725
Provision for losses on loans                     --           --           --           --
                                          ----------   ----------   ----------   ----------
   Net interest income after
      provision for losses on loans          891,528      905,708    1,789,162    1,851,725
                                          ----------   ----------   ----------   ----------

Non-interest income:
   Fees and service charges                   56,551       53,487      103,027      105,260
   Other                                      37,443       98,577       81,654      129,396
                                          ----------   ----------   ----------   ----------
      Total non-interest income               93,994      152,064      184,681      234,656
                                          ----------   ----------   ----------   ----------

Expense

Non-interest expense:
   Compensation, payroll taxes,
     and employees benefits                  306,186      293,195      620,496      595,509
   Office property and equipment              37,543       43,917       77,636       81,713
   Data processing services                   52,917       47,977      106,547      102,656
   Federal insurance premiums                  2,712        2,838        5,483        5,677
   Other real estate expenses, net             2,909          542        7,082        1,051
   Advertising                                10,109       10,013       16,461       18,994
   Other                                     128,993      162,954      242,822      289,402
                                          ----------   ----------   ----------   ----------
      Total non-interest expense             541,369      561,436    1,076,527    1,095,002
                                          ----------   ----------   ----------   ----------

     Earnings before taxes on income         444,153      496,336      897,316      991,379

Taxes on income                              169,650      195,495      334,300      384,967
                                          ----------   ----------   ----------   ----------

    Net earnings                          $  274,503   $  300,841   $  563,016   $  606,412
                                          ==========   ==========   ----------   ----------

Earnings per share - basic                $     0.07   $     0.08   $     0.15   $     0.16
                                          ==========   ==========   ==========   ==========

Earnings per share - diluted              $     0.07   $     0.08   $     0.15   $     0.16
                                          ==========   ==========   ==========   ==========

 See accompanying notes to consolidated financial statements.